UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 4, 2011

MEDIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53214	26-1703958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1393 North Bennett Circle, Farmington, Utah	84025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 916-3884

495 State Street, Suite 459, Salem, Oregon, 97301
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDIA TECHNOLOGIES, INC.

Form 8-K

Current Report

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” the “Company,” “MDTC,” or the “Registrant” refer to Media Technologies, Inc., a Nevada corporation.

Item 1.01 - Entry into a Material Definitive Agreement

Amendment to Share Exchange Agreement.

On May 5, 2011, the Company entered into an Amendment to Shares Exchange Agreement amending the terms of that certain Share Exchange Agreement entered into by the Company on January 12, 2011. Pursuant to the original Share Exchange Agreement the Company acquired 100% of the capital stock of TechTV in exchange for 5,000,000 shares of common stock of the Company, which shares were issued, are held in escrow and are to be delivered to the Selling Stockholder as defined in the Share Exchange Agreement, upon reaching certain milestones.

Pursuant to the terms of the Amendment to Share Exchange Agreement, the Selling Stockholder shall be entitled to 3,500,000 shares of common stock of the Company, which shares will be held in escrow and delivered to the Selling Stockholder upon reaching certain milestones, as provided in this Agreement.

The foregoing summary description of the terms of the Amendment to Share Exchange Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Amendment to Share Exchange Agreement, this reference is made to such agreement, which is filed as Exhibit 10.01 hereto and is incorporated herein by this reference.

Amended and Restated Escrow Agreement.

On May 5, 2011, concurrently with the Company entered into the aforementioned Amendment to Shares Exchange Agreement, the Company entered into an Amended and Restated Escrow Agreement with regard to the 3,500,000 shares common stock of the Company, which shares will be held in escrow and delivered to the Selling Stockholder upon reaching certain milestones, as provided in the Share Exchange Agreement, as amended by the Amendment Share Exchange Agreement.

The foregoing summary description of the terms of the Amended and Restated Escrow Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Amendment to mended and Restated Escrow Agreement, this reference is made to such agreement, which is filed as Exhibit 10.02 hereto and is incorporated herein by this reference.

Item 3.02 - Unregistered Sales of Equity Securities.

On May 4, 2005, the Company issued an aggregate of 2,133,333 restricted shares of common stock to three accredited investors in consideration of the capital contribution of $320,000.  No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933.

Item 9.01 - Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is included herewith:

Exhibit No.

Description

10.1

Amendment to Share Exchange Agreement

10.2

Amended and Restated Escrow Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA TECHNOLOGIES, INC.

Dated: May 11, 2011

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President